STOCK PURCHASE AGREEMENT


      This STOCK PURCHASE AGREEMENT (this Agreement), dated as of November 11,1997, is among Stanley Furniture Company, Inc., a Delaware corporation (the Company),and the Selling Stockholders listed on Schedule 1 hereto.
        A. The Selling Stockholders own an aggregate of 826,402 shares of common stock, $.02 par value, of the Company (the Common Stock);
        B. The Selling Stockholders desire to sell 413,201 shares of Common Stock (the Redemption Shares) to the Company, and the
                Company desires to purchase the Redemption Shares from the Selling Stockholders, all on the terms set forth herein.
       In consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties to this Agreement mutually agree as follows:
       1. Purchase and Sale of Redemption Shares. Subject to the terms and conditions herein provided, the Company hereby agrees to purchase and pay for, and each of the Selling
Stockholders hereby agrees to sell and transfer, the number of Redemption Shares as set forth opposite the name of such Selling Stockholder on Schedule 1 hereto. The consideration for the sale and transfer of the Redemption Shares shall be $25.00 per share. The closing of the foregoing transactions (the Closing) shall occur on November 11, 1997 at such location as is mutually agreeable to the parties or at such other time and location as are mutually agreeable to the parties. The Selling Stockholders shall make delivery of the Redemption Shares to the
Company at the Closing by delivering to the Company, or its authorized representative, the certificates representing the Redemption Shares duly endorsed or with stock powers attached thereto duly signed, against payment of the purchase price in cash, check or by wire transfer.
      2. Representations and Warranties of the Selling Stockholders. (A) Each of the Selling
Stockholders represents and warrants to the Company as follows:
            a. The execution and delivery of this Agreement and the performance by such
Selling Stockholder of such Selling Stockholders obligations hereunder have been duly authorized by all necessary action by such Selling Stockholder and this Agreement is a legal, valid and binding agreement of such Selling Stockholder, enforceable against such Selling
Stockholder in accordance with its terms.
            b. The Redemption Shares set forth opposite such Selling Stockholder in Schedule 1 hereto are owned beneficially and of record by such Selling Stockholder, there exist no liens, options, charges, adverse claims or encumbrances of any kind, including any margin loans, affecting such Redemption Shares and upon delivery of such Redemption Shares, the
Company will own such Redemption Shares free and clear of any lien, option, charge, adverse claim or encumbrance of any kind.
            c. The consummation by such Selling Stockholder of the transactions contemplated by this Agreement will not, as applicable, violate any provision of the charter or governing documents of such Selling Stockholder, or violate any provision of, or constitute a default under, any mortgage, deed of trust, indenture, or other agreement or instrument, to which such
Selling Stockholder is a party or by which any of its assets are bound, or violate or conflict with any existing law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality, agency or body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over such Selling Stockholder or such Selling
Stockholder's property.
       (B)  Each of the ML-Lee Acquisition Fund, L.P., ML-Lee Acquisition
Fund II,
L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. represents that it has elected to operate as a Business Development Company within the meaning of the
Investment Company Act of 1940, as amended.
       3. Representations and Warranties of the Company. The Company represents and warrants to the Selling Stockholders as follows:
            a. The execution and delivery of this Agreement and the performance by the
Company of its obligations hereunder have been duly authorized by all necessary action by the Company and this Agreement is a legal, valid and binding agreement of the
Company, enforceable against it in accordance with its terms.
            b. The consummation by the Company of the transactions contemplated by this
Agreement will not violate any provision of the Certificate of Incorporation or Bylaws of the
Company, or violate any provision of, or constitute a default under, any mortgage, deed of trust, indenture, or other agreement or instrument, to which the Company is a party or by which any of its assets are bound, or violate or conflict with any existing law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality, agency or body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over the Company or the Companys property.
       4. Conditions. In addition to the other conditions contained herein, the obligation of the Selling Stockholders to sell and transfer, and the obligation of the Company to purchase and pay for, the Redemption Shares is subject to the meeting of each of the following conditions at or prior to the Closing:
               a. With respect to the obligations of the Company, each of the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing.
               b. With respect to the obligations of the Selling Stockholders, each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing.
               c. Neither the Company nor the Selling Stockholders shall be prohibited by any action, order, judgment or injunction of a court of competent jurisdiction from purchasing or selling the Redemption Shares under this Agreement.
       5. Termination. Either the Company or the Selling Stockholders may elect to terminate this Agreement if the Redemption Shares shall not have been redeemed on or before
November 30, 1997.
       6. Amendment. This Agreement may be amended at any time prior to the Closing provided that any such amendment is approved in writing by each of the parties. All representations and warranties of the Company and the Selling Stockholders which are true and correct as modified and approved in any such amendment shall be deemed true and correct for the purposes of Sections 2 and 3.
       7. Extension; Waiver. At any time prior to the Closing either party to this
Agreement may (i) extend the time for the performance of any of the obligations of the other party, (ii) waive a breach of a representation or warranty of the other party, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in a written instrument signed by the party giving the extension or waiver.
       8. Notices. All notices and other communications given hereunder shall be in writing. Notices shall be effective when delivered, if delivered personally. Otherwise, they shall be effective when sent to the parties at the addresses or numbers listed below, as follows:
(i) on the business day delivered (or the next business day following delivery if not delivered on a business day) if sent by a local or long distance courier, prepaid telegram, telefax or other facsimile means, or (ii) three days after mailing if mailed by registered or certified U.S.
mail, postage prepaid and return receipt requested.
       If to the Company to:
       Stanley Furniture Company
       P.0. Box 30
       Highway 57 West
       Stanleytown, Virginia 24168
       Attention: Albert L. Prillaman
       Telefax No.: (540) 627-5114

       with a copy to:

       David W. Robertson, Esquire
       McGuire, Woods, Battle & Boothe, L.L.P.
       One James Center
       901 East Cary Street
       Richmond, Virginia 23219-4030
       Telefax No.: (804) 775-1061

       If to a Selling Stockholder to:

       the address set forth for such Selling Stockholder in Schedule 1 hereto, with a copy to:

       James Westra, Esquire
       Hutchins, Wheeler & Dittmar
       101 Federal Street
       Boston, Massachusetts 02110
       Telefax No.: (617) 951-1295

or to such other address or number as a party may designate by giving notice of the change in the manner set forth above.
     9.Miscellaneous. This Agreement (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; (ii) is not intended to and shall not confer upon any person or entity, other than the parties hereto, any rights or remedies with respect to the subject matter hereof; and (iii) shall not be assigned by operation of law or otherwise.
       10. Section Headings. Section headings are included solely for convenience and are not to be considered to be part of this Agreement and are not intended to be accurate descriptions of the contents thereof.
       11. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties thereto and their respective transferees, successors and assigns; provided, however, no party may assign this Agreement without the written consent of the other parties to this
Agreement.
       12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
       13. Choice of Law. All questions as to the interpretation and effect of this
Agreement shall be determined under the laws of the State of Delaware, excluding the choice of law principles thereof.


[Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on and as of the date first written above.
                                            STANLEY FURNITURE COMPANY, INC.
                                            By:


                                            Name:   Douglas I. Payne
                                            Title:  Senior Vice President
Finance
                                                        and Administration

                                            ML-LEE ACQUISITION FUND L.P.
                                                By:    Mezzanine Investments,
L.P.
                                                   Its Managing General
Partner
                                                By:    ML Mezzanine Inc.
                                                   Its General Partner


                                            By:

                                            Name:
                                            Title:

                                            ML-LEE ACQUISITION FUND II, L.P.
                                            By:  Mezzanine Investments II,
L.P.
                                                 Its Managing General Partner
                                            By:  ML Mezzanine II Inc.
                                                 Its General Partner


                                            By:

                                            Name:
                                            Title:

                                            ML-LEE ACQUISITION FUND
                                            (RETIREMENT ACCOUNTS) II, L.P.
                                            By: Mezzanine Investments II,
L.P.
                                            Its Managing General Partner
                                            By: ML Mezzanine II Inc.
                                            Its General Partner


                                            By:

                                                Name:
                                                Title:

                                                STATE STREET BANK AND TRUST
                                                COMPANY OF CONNECTICUT, N.A.,
NOT
                                                INDIVIDUALLY, BUT AS TRUSTEE
FOR THE
                                                1989 THOMAS H. LEE NOMINEE
TRUST,
                                                DATED 9/29/89



By:______________________________
                                                Name:
                                                Title:


_________________________________
                                                John W. Childs


_________________________________
                                                David V. Harkins


_________________________________
                                                Thomas R. Shepherd


_________________________________
                                                Glenn H. Hutchins


_________________________________
                                                Scott A. Schoen


_________________________________
                                                C. Hunter Boll


_________________________________
                                                Anthony J. DiNovi


_________________________________
                                                Jessica Harkins


_________________________________
                                                Jason Harkins

                                                PAXMAN & CO.



By:_______________________________
                                                Name:
                                                Title:

Schedule 1




Name of Selling Stockholders     No. of Shares     Consideration

ML-Lee Acquisition Fund, L.P.     400,718          $10,017,950
ML-Lee Acquisition Fund II, L.P.    3,460              $86,500
ML-Lee Acquisition Fund
    (Retirement Accounts) II, L.P   2,772              $69,300

State Street Bank & Trust Company of Connecticut,
N.A., Not Individually, But as Trustee for the 1989
Thomas H. Lee Nominee Trust, Dated 9/29/89
                                    4,490             $112,250*

John W. Childs                        308               $7,700

David V. Harkins                      206               $5,150

Thomas R. Shepherd                    103               $2,575

Glenn H. Hutchins                     206               $5,150

Scott A. Schoen                       123               $3,075

C. Hunter Boll                        123               $3,075

Anthony J. DiNovi                     150               $3,750

Jessica Harkins                       150               $3,750

Jason Harkins                         150               $3,750

Paxman & Co.                          242               $6,050

TOTAL:                            413,201          $10,330,025

* Of the $112,250, $91,740.36 will be paid to the 1989 Thomas H. Lee Nominee Trust, and $20,509.64 will be paid to the Thomas H. Lee Company.





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